UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Of the Securities Exchange Act of 1934 (Amendment No. __)

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NATIONWIDE VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

March 24, 2020

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT Jacobs Levy Large Cap Growth Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). Until recently, the Fund was known as the “NVIT Multi-Manager Large Cap Growth Fund.”

Specifically, Nationwide Fund Advisors recommended, and the Board of Trustees of the Trust (the “Board”) approved, the selection of Jacobs Levy Equity Management, Inc. to serve as the new subadviser to the Fund. At the same time, the Board approved the termination of Loomis, Sayles & Company, L.P., Massachusetts Financial Services Company d/b/a MFS Investment Management and Smith Asset Management Group, L.P. as the Fund’s subadvisers. These changes became effective on January 27, 2020. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order requires that this Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online. The Information Statement will be available on the Trust’s website at nationwide.com/personal/investing/mutual-funds/shareholder-news/ until July 31, 2020. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Trust at 800-574-6502.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Stephen R. Rimes
Stephen R. Rimes
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT Jacobs Levy Large Cap Growth Fund (the “Fund”), a series of the Trust. Until recently, the Fund was known as the “NVIT Multi-Manager Large Cap Growth Fund.” All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of March 9, 2020, had selected the Fund as an underlying investment option within their variable contract will receive this Information Statement.

The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust’s Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval, provided, among other things, that the Fund sends to its shareholders (or, in this case, the Contract Owners who have selected the Fund as an underlying investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Fund and supervises the Fund’s daily business affairs, subject to the oversight of the Board. NFA selects one or more subadviser(s) it believes will provide the Fund with high-quality investment management services consistent with the Fund’s investment objective. NFA is responsible for the overall monitoring of the Fund’s subadviser(s).

Effective on January 27, 2020, Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) began serving as the subadviser to the Fund, following the termination of Loomis, Sayles & Company, L.P. (“Loomis”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and Smith Asset Management Group, L.P. (“Smith”), the Fund’s previous subadvisers. As a result of this change, the Fund is now subadvised by Jacobs Levy.

Jacobs Levy is independent of NFA and discharges its responsibilities subject to the supervision of NFA and the oversight of the Board. Jacobs Levy is paid a subadvisory fee by NFA from the management fees NFA receives from the Fund. In accordance with procedures adopted by the Board, the subadviser of the Fund may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Jacobs Levy, located at 100 Campus Drive, Florham Park, NJ 07932, as the new subadviser to the Fund. The Board approved the appointment of Jacobs Levy as the subadviser to the Fund on December 4, 2019, and Jacobs Levy began serving as the subadviser to the Fund on January 27, 2020, following the termination of Loomis, MFS and Smith. The factors considered by the Board in making its decision to approve Jacobs Levy as the subadviser, as well as other important information, are described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA’s duties to select and supervise the Fund’s subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, the subadviser(s) and recommending to the Board whether a new subadviser should be hired or whether a subadviser’s contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Fund’s investment objective is to seek long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by large-cap companies, and the Fund employs a “growth” style of investing. NFA recommended the subadviser changes discussed herein due to (1) Smith’s and MFS’s underperformance relative to its category peers; and (2) NFA’s determination that the combination of the three subadvisers had not produced results in line with NFA’s expectations.

MFS had been one of the Fund’s subadvisers since March 2012. MFS incorporated a diversified, actively managed approach to investing that focused on bottom-up stock selection. MFS’s strategy sought to outperform the Fund’s benchmark, the Russell 1000® Growth Index, over a full market cycle by leveraging both fundamental analysis and quantitative models as inputs to the stock selection process.  Smith had been one of the Fund’s subadvisers since December 2015. Smith employed a bottom-up quantitative approach to investing that was complemented with a fundamental review to identify companies that it believed had the ability to accelerate earnings growth and exceed investors’ expectations over an extended time. NFA observed that the strategies employed by MFS and Smith were not performing in line with NFA’s expectations in the current market environment or against its category peers.

Loomis Sayles had been one of the Fund’s subadvisers since April 2017. Loomis Sayles utilized an actively managed long-term, private equity approach to investing. Through a bottom-up research framework, Loomis Sayles sought to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth during times when they traded at a significant discount to intrinsic value. Although the sleeve managed by Loomis Sayles had performed well, NFA found that the combination of the three subadvisers that were managing the Fund’s assets pursuant to its multi-manager approach produced less than optimal results.

For the foregoing reasons, NFA determined to cease using multiple subadvisers to manage the Fund and instead select a single new subadviser that could manage the Fund with a single style that is designed to outperform the Russell 1000 Growth Index.  Therefore, NFA recommended to the Board in December 2019 that Loomis Sayles, MFS and Smith be terminated as the Fund’s subadvisers, and the Board approved the terminations at that time based on NFA’s recommendation.

JACOBS LEVY

NFA recommended to the Board that Jacobs Levy be appointed to serve as the Fund’s subadviser in place of Loomis Sayles, MFS and Smith. Jacobs Levy serves as the subadviser to the NVIT U.S. 130/30 Equity Fund (“130/30 Fund”), which was launched in October 2019. NFA recommended that Jacobs Levy be appointed based on an analysis of the application of Jacobs Levy’s 130/30 long short strategy that takes long and short positions in companies with market capitalizations that are similar to those included in the Russell 1000 Growth Index, using Jacobs Levy’s dynamic multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. NFA found that in the large-cap growth category, such a strategy has the potential to produce consistent and competitive performance results, particularly during different types of market conditions. To meet the Fund’s objective, Jacobs Levy invests at least 80% of the Fund’s net assets in equity securities or derivatives the value of which are linked to equity securities issued by large-capitalization companies. Approximately 30% of the Fund’s net assets will be in short positions (i.e., stocks that Jacobs Levy deems unattractive), and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that Jacobs Levy deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, Jacobs Levy currently intends to gain short equity exposure entirely through the use of swap contracts and long equity exposure, in an amount of approximately 100% of the Fund’s net assets, by investing directly in stocks and, in an amount approximating the amount of the Fund’s short exposure at the time, through the use of swaps. This investment technique creates leverage, which will exaggerate increases or decreases in the value of the Fund’s overall portfolio. The Fund employs a “growth” style of investing and seeks to manage risk exposures relative to the Russell 1000 Growth Index.

NFA selected Jacobs Levy’s investment strategy because NFA believes it: (1) is consistent with the Fund’s investment objective; and (2) has the potential to improve the strength and consistency of the Fund’s performance, particularly during different types of market conditions.

The Fund is managed by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA, who are jointly responsible for the day-to-day portfolio management of the Fund.

Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research and has been with Jacobs Levy since 1986.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research and has been with Jacobs Levy since 1986.

Based on the foregoing considerations, NFA recommended to the Board that Jacobs Levy be approved as the subadviser to the Fund.

BOARD CONSIDERATIONS

At a meeting held in-person on December 4, 2019, the Board, of which eight of the nine members are not considered to be “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), discussed and, upon NFA’s recommendation, unanimously approved the appointment of Jacobs Levy as the subadviser to the Fund. The Trustees were provided with detailed materials related to Jacobs Levy in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the subadvisory agreement. The material factors and conclusions that formed the basis for the Board’s approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by Jacobs Levy as the Subadviser. The Board considered the information provided by NFA as to Jacobs Levy, including, among other things, information relating to Jacobs Levy’s investment strategy and process for the Fund. The Board considered information regarding Jacobs Levy’s experience in managing 130/30 strategies. The Board also took into account that Jacobs Levy already serves as sub-adviser to NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Value Fund.

Investment Performance. The Board considered information concerning the past performance record of Jacobs Levy in managing a proprietary account using a 130/30 investment strategy comparable to the strategy it would use in managing the Fund’s assets.

Fee Level. The Board considered that NFA would pay subadvisory fees to Jacobs Levy at a rate based on the aggregate assets of the Fund and the 130/30 Fund. The Board considered that based on the Fund’s assets as of September 30, 2019, NFA’s subadvisory expense for the Fund would increase upon the appointment of Jacobs Levy compared to the aggregated subadvisory fees it paid to Loomis Sayles, MFS and Smith.

Profitability; Fallout Benefits. The Board reviewed information regarding the profitability of the Fund’s investment advisory arrangements to NFA.

Terms of the Subadvisory Agreement. The Board noted that the non-compensatory terms of the subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, and all of the Independent Trustees voting separately, unanimously approved the subadvisory agreement for a two-year period commencing from the execution of the subadvisory agreement.

THE SUBADVISORY AGREEMENT

The amended subadvisory agreement with Jacobs Levy, dated December 5, 2019 (the “Agreement”), was approved by the Board, including the Independent Trustees, on December 4, 2019. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Fund’s shareholders for their approval. The terms of the Agreement are substantially similar to the terms of the previous subadvisory agreements with Loomis Sayles, MFS and Smith. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, solely with respect to the Fund, has an initial term that expires on January 1, 2021, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days’ written notice by NFA, by a vote of a majority of the Independent Trustees on behalf of the Fund or a majority of the outstanding voting securities of the Fund, or on not less than 120 days’ written notice by the subadviser. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual subadvisory fee payable by NFA to the subadviser (as a percentage of the aggregated average daily net assets of the Fund and the 130/30 Fund) is set forth in the table attached as Exhibit A. The overall advisory fees of the Fund will not change due to the change in subadviser and based on the overall assets of the Fund.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of the Fund’s assets to the subadviser and for overseeing and reviewing the performance of the subadviser. The subadviser is required to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, subject to the supervision of NFA and the oversight of the Board.

Brokerage. Under the Agreement, the subadviser is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers the subadviser selects and to negotiate commissions to be paid on such transactions. In doing so, the subadviser is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, the subadviser and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the Fund’s shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

The subadviser is required, under the Agreement, to indemnify NFA, the Trust, the Fund, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of the subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify the subadviser for any liability and expenses which may be sustained by the subadviser as a result of NFA’s or the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of their respective duties or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that the subadviser establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits the subadviser to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between the subadviser and other subadvisers to the Fund or funds affiliated with the Fund.

Further Information. The above description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

OTHER INFORMATION ABOUT JACOBS LEVY

Jacobs Levy is located at 100 Campus Drive, Florham Park, NJ 07932. The following table sets forth the names and principal occupations of the principal executive officers of Jacobs Levy. The address of each person listed below is 100 Campus Drive, Florham Park, NJ 07932.

Name	Title
Dr. Bruce I. Jacobs	President and Director
Kenneth N. Levy	Vice President and Director
Leo A. Dalton	Chief Financial Officer
Jason M. Hoberman	General Counsel and Chief Compliance Officer
Laura M. DeVito	Chief Operating Officer

Jacobs Levy is an independent investment advisory firm registered with the SEC.

MORE ABOUT FEES AND EXPENSES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2019, the Fund paid investment advisory fees to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on December 4, 2019. The Investment Advisory Agreement was last approved by shareholders of the Fund on April 23, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the oversight of the Board: (i) sets the overall investment strategy for the Fund; (ii) has overall supervisory responsibility for the general management and investment of the Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of the Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the oversight of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Fund’s business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund, or by NFA, in each case, upon not less than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of March 9, 2020, the Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of March 9, 2020, to the Trust’s knowledge, no person, except as set forth in the table attached as Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund.

As of March 9, 2020, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

Although Contract Owners are not being asked to vote on the approval of Jacobs Levy as subadviser to the Fund, the Trust is required to summarize the voting rights of Contract Owners. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held, and a proxy statement and proxy/voting instruction forms will be sent to the Fund’s shareholders and to Contract Owners who have selected the Fund as an underlying mutual fund option. Shares of the Fund are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will vote the shares of the Fund attributable to the Contract Owners in accordance with the Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of the Fund for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners are also permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund’s shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Fund is only a summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of Jacobs Levy, nor do any such Officers or Trustees own securities issued by Jacobs Levy or have any other material direct or indirect interest in Jacobs Levy.

The Trust will furnish, without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 800-848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request. Copies of the Information Statement may be obtained, without charge, by calling toll-free 800-574-6502.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

/s/ Stephen R. Rimes
Stephen R. Rimes, Secretary

March 24, 2020

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to Jacobs Levy (as a percentage of the Fund’s and the NVIT U.S. 130/30 Equity Fund’s aggregated average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)
0.50% on Aggregate Subadviser Assets† up to $200 million;
0.30% on Aggregate Subadviser Assets† of $200 million and more but less than $500 million; and
0.25% on Aggregate Subadviser Assets† of $500 million and more.

† The term “Aggregate Subadviser Assets” shall mean the aggregate amount of assets resulting from the combination of Subadviser Assets of the NVIT U.S. 130/30 Equity Fund together with the Subadviser Assets of the NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund).
A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the following table:

Fund	Advisory Fees
NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)	0.65% on assets up to $1 billion; and 0.60% on assets of $1 billion and more.
B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Fund to NFA for the fiscal year ended December 31, 2019. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)	$9,487,819
C-1

EXHIBIT D

OUTSTANDING SHARES

As of March 9, 2020, the Fund had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
NVIT Jacobs Levy Large Cap Growth Fund – Class I	5,123,657.662
NVIT Jacobs Levy Large Cap Growth Fund – Class II	10,063,443.686
NVIT Jacobs Levy Large Cap Growth Fund – Class Y	None
D-1

EXHIBIT E

5% SHAREHOLDERS

As of March 9, 2020, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Fund.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Jacobs Levy Large Cap Growth Fund – Class I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	1,614,976.895	31.52%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	1,188,688.578	23.20%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	712,188.415	13.90%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	462,666.2869	9.03%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	375,051.7409	7.32%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS, OHIO 43218	305,882.3624	5.97%
NVIT Jacobs Levy Large Cap Growth Fund – Class II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	9,424,415.012	93.65%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OHIO 43218	602,800.2768	5.99%
NVIT Jacobs Levy Large Cap Growth Fund – Class Y
N/A
E-1

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

NVIT Jacobs Levy Large Cap Growth Fund
(formerly, NVIT Multi-Manager Large Cap Growth Fund)

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

March 24, 2020

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the NVIT Jacobs Levy Large Cap Growth Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). Until recently, the Fund was known as the “NVIT Multi-Manager Large Cap Growth Fund.” We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: NVIT Jacobs Levy Large Cap Growth Fund Information Statement

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Trustees of the Trust (the “Board”) approved the selection of Jacobs Levy Equity Management, Inc. to serve as the new subadviser to the Fund. At the same time, the Board approved the termination of Loomis, Sayles & Company, L.P., Massachusetts Financial Services Company d/b/a MFS Investment Management and Smith Asset Management Group, L.P. as the subadvisers to the Fund. This change became effective on January 27, 2020. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of March 9, 2020, had selected the Fund as an underlying investment option within their variable contract will receive this Notice. This Notice will be sent to Contract Owners on or about April 24, 2020. The full Information Statement will be available on the Trust’s website at nationwide.com/personal/investing/mutual-funds/shareholder-news/ until July 31, 2020. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 800-574-6502.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.